SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 16, 2007



                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Maryland                 000-22961              52-1595772
           --------                 ---------              ----------

 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)            File No.)          Identification Number)



                  1000 Bestgate Road, Annapolis, Maryland 21401
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (410) 224-4455
                                                    --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

   --------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(C) under the
       Exchange Act (17 CFR 240.13e-14c))



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Item 8.01  Other Events.
---------  ------------

           On July 16, 2007, BankAnnapolis, a wholly-owned subsidiary of Annapolis Bancorp, Inc., issued a press release announcing the appointment of Ronald M. Voigt as Senior Vice President and Chief Business Development Officer. The press release is attached hereto as Exhibit 99.1


Item 9.01  Financial Statements and Exhibits.
---------  ---------------------------------

(a)        Not applicable

(b)        Not applicable

(c)        Exhibits

Exhibit              Description
-------              -----------

99.1                 Press Release issued July 16, 2007 filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               ANNAPOLIS BANCORP, INC.


Dated: July 18, 2007

                                           /s/ Richard M. Lerner
                                           -------------------------------------
                                           Richard M. Lerner,
                                           Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit              Description
-------              -----------

99.1                 Press Release issued July 16, 2007